SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      May 16, 2001
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                            RITE AID CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


    Delaware                         1-5742                    23-1614034
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(State or Other Jurisdiction       (Commission             (IRS Employer
  of Incorporation)                File Number)            Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                               17011
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   (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code       (717) 761-2633
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                                    None
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       (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         On May 16, 2001 Rite Aid Corporation ("Rite Aid") issued a press release announcing the details of a $3.0 billion refinancing package that includes a commitment for a new $1.9 billion senior secured credit facility fully underwritten by Citibank NA, J.P. Morgan Chase & Co., Credit Suisse First Boston Corporation and Fleet Retail Finance, Inc. The closing of the new credit facility is subject to the satisfaction of certain closing conditions and the issuance by Rite Aid of approximately $1.05 billion in new debt or equity securities. The press release is attached as Exhibit
99.1 hereto and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

         (c)  Exhibits.

         99.1   Press Release, dated May 16, 2001



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RITE AID CORPORATION


Dated:   May 17, 2001                 By: /s/ Elliot S. Gerson
                                         ----------------------
                                      Name:  Elliot S. Gerson
                                      Title: Senior Executive Vice President
                                             and General Counsel




                               EXHIBIT INDEX


Exhibit No.   Description

99.1          Press Release, dated May 16, 2001